UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-4688

                       DREYFUS PREMIER VALUE EQUITY FUNDS

               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000


Date of fiscal year end:  10/31


Date of reporting period: 10/31/03




                                  FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.


      Dreyfus Premier
      Value Fund

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Important Tax Information

                            33   Proxy Results

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Value Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

HOW DID DREYFUS PREMIER VALUE FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund's Class A shares produced a total return of 17.04%, Class B shares produced a total return of 16.04%, Class C shares produced a total return of 15.95%, Class R shares produced a total return of 16.64% and Class T shares produced a total return of 15.45% .(1) This compares with the performance of the fund's benchmark, the Russell 1000 Value Index (the "Index"), which produced a total return of 22.87% for the same period. (2)

We attribute the fund's performance primarily to a favorable shift in investor sentiment beginning in mid-March 2003. This shift in investor sentiment that was prompted by decisive military action in Iraq and improving prospects for domestic economic growth drove most stock prices sharply higher during the second half of the reporting period. While the portfolio participated in the stock market's rise to a significant degree, the market's greatest gains were concentrated among smaller more volatile stocks with weak underlying fundamentals. Since our disciplined stock selection approach generally focuses on larger-cap stocks and avoids such speculative investments, the fund underperformed the Index.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks capital growth. To pursue this goal, it invests at least 80% of its assets in stocks. The fund focuses on larger, more-established companies that the fund's manager believes are "undervalued," but the fund can invest in companies of any size. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings. The fund expects to invest mainly in the stocks of U.S. issuers, but may invest up to 30% of its assets in foreign stocks.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase (such as corporate restructuring or change in management). The portfolio manager uses fundamental analysis to create a broadly diversified portfolio, normally with a weighted average p/e ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has been fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

The market's bias in favor of smaller, lower-quality stocks during the reporting period was most evident in the financial services group. Although investments in large-cap financial stocks provided many of the fund's greatest overall gains, stocks of smaller regional banks propelled the benchmark's return even higher. Nevertheless, the fund achieved strongly positive performance from investments in money center banks such as Citigroup, consumer finance companies such as American Express and mortgage lenders such as Countrywide Financial.

The fund outperformed the Index in other areas. In the consumer discretionary group, returns benefited from the fund' s overweighted position and strong individual stock selections among retailers such as Best Buy and Target; media and entertainment companies such as Disney and Comcast; leisure and travel firms such as Carnival and Mandalay Resort Group; and food service providers such as McDonald's. Such holdings more than compensated for disappointments such as Office

Depot and Jones Apparel Group. A slightly overweighted position and relatively good stock selection also enhanced the fund's performance among materials and processing stocks. Top performers included chemical producers Dow Chemical and Praxair, as well as aluminum and paper products companies such as Alcoa and Weyerhaeuser.

On the other hand, a small number of stocks undermined the fund's performance in health care. Company-specific problems hurt several holdings, such as Biovail, King Pharmaceuticals, Merck & Co. and HCA. Strong performance from other health care holdings, such as Omnicare, C. R. Bard and Wyeth, failed to compensate fully for these disappointments.

WHAT IS THE FUND'S CURRENT STRATEGY?

Historically, smaller, more speculative stocks have tended to lead in the early stages of economic recoveries, while higher-quality stocks have tended to perform better later in the cycle. Accordingly, we believe the fund's holdings
of   fundamentally   sound  companies  position  it  well  for  today's  market environment.

As of October 31, 2003, we have continued to emphasize stocks that we believe are well-positioned to benefit from continuing, gradual improvement in the U.S. economy. We have found a relatively large number of such opportunities in the consumer discretionary, technology and industrial areas. Conversely, we have found relatively few attractive investments in the areas of consumer staples, interest-sensitive financials and energy, which we believe are less well-suited to prosper in a moderately expanding economy.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Value Fund Class A shares and Class B shares and the Russell 1000 Value Index


EXHIBIT A:

              Dreyfus     Dreyfus
              Premier     Premier
               Value       Value      Russell
               Fund         Fund        1000
  PERIOD     (Class A     (Class B     Value
              shares)      shares)    Index *

 10/31/93      9,425       10,000     10,000
 10/31/94      8,773       9,242      10,076
 10/31/95      9,863       10,305     12,566
 10/31/96     11,436       11,856     15,549
 10/31/97     14,574       15,003     20,710
 10/31/98     14,797       15,116     23,781
 10/31/99     16,756       16,988     27,712
 10/31/00     18,263       18,516     29,241
 10/31/01     15,648       15,865     25,773
 10/31/02     13,968       14,161     23,191
 10/31/03     16,348       16,574     28,491

* Source: Lipper Inc.


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER VALUE FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/03

                                                         Inception                                                      From
                                                           Date           1 Year         5 Years       10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                          10.31%          0.81%         5.04%
WITHOUT SALES CHARGE                                                       17.04%          2.01%         5.66%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                    12.04%          0.88%         5.18%
WITHOUT REDEMPTION                                                         16.04%          1.19%         5.18%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 9/1/95          14.95%          1.13%          --                5.54%
WITHOUT REDEMPTION                                         9/1/95          15.95%          1.13%          --                5.54%

CLASS R SHARES                                             9/1/95          16.64%          1.64%          --                6.10%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        3/1/00          10.29%           --            --              (1.67)%
WITHOUT SALES CHARGE                                       3/1/00          15.45%           --            --              (0.43)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


October 31, 2003

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.5%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--10.2%

Bank of America                                                                                  40,300                3,051,919

Bank of New York                                                                                 29,600                  923,224

FleetBoston Financial                                                                            24,500                  989,555

J.P Morgan Chase & Co.                                                                           38,900                1,396,510

US Bancorp                                                                                       63,000                1,714,860

Wachovia                                                                                         16,000                  733,920

Washington Mutual                                                                                32,000                1,400,000

Wells Fargo                                                                                      46,800                2,635,776

                                                                                                                      12,845,764

CONSUMER DISCRETIONARY--15.0%

Abercrombie & Fitch                                                                              22,000  (a)             627,000

Best Buy                                                                                          7,000                  408,170

Blockbuster, Cl. A                                                                               17,000                  327,590

Carnival                                                                                         18,000                  628,380

Clear Channel Communications                                                                     22,300                  910,286

Comcast, Cl. A                                                                                   19,691  (a)             667,919

Darden Restaurants                                                                               37,000                  775,150

Disney (Walt)                                                                                    56,100                1,270,104

General Motors                                                                                   13,000  (b)             554,710

Hilton Hotels                                                                                    27,000                  427,680

Home Depot                                                                                       29,000                1,075,030

Johnson Controls                                                                                  6,000                  645,180

Lamar Advertising                                                                                17,000  (a)             515,100

Liberty Media, Cl. A                                                                            116,400  (a)           1,174,476

Magna International, Cl. A                                                                        6,000                  481,380

Mandalay Resort Group                                                                            24,000                  942,000

McDonald's                                                                                       61,500                1,538,115

PetsMart                                                                                         23,000                  589,030

Royal Caribbean Cruises                                                                          21,000                  623,910

Target                                                                                           24,300                  965,682

Time Warner                                                                                      58,000  (a)             886,820

TJX Cos.                                                                                         47,000                  986,530

Toyota Motor, ADR                                                                                10,000                  580,200

Viacom, Cl. B                                                                                    31,800                1,267,866

                                                                                                                      18,868,308


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--2.9%

Altria Group                                                                                     55,800                2,594,700

Dial                                                                                             11,000                  264,000

PepsiCo                                                                                          17,700                  846,414

                                                                                                                       3,705,114

ENERGY--8.1%

BJ Services                                                                                      18,000  (a)             590,580

Devon Energy                                                                                     48,555                2,354,918

Exxon Mobil                                                                                     159,260                5,825,731

Schlumberger                                                                                     25,000                1,174,250

XTO Energy                                                                                       11,400                  269,838

                                                                                                                      10,215,317

FINANCIALS--24.4%

ACE                                                                                              18,000                  648,000

American Express                                                                                 54,500                2,557,685

American International Group                                                                     47,927                2,915,399

Axis Capital Holdings                                                                            25,400                  636,270

Bank One                                                                                         30,600                1,298,970

Capital One Financial                                                                             8,000                  486,400

CIT Group                                                                                        19,000                  638,780

Citigroup                                                                                       128,301                6,081,467

Countrywide Financial                                                                            13,200                1,387,584

E*TRADE Group                                                                                    91,000  (a)             937,300

Fannie Mae                                                                                       21,300                1,526,997

Freddie Mac                                                                                      12,100                  679,173

Goldman Sachs Group                                                                               5,000                  469,500

GreenPoint Financial                                                                             20,000                  623,000

Marsh & McLennan Cos.                                                                            19,000                  812,250

MBNA                                                                                             47,500                1,175,625

Merrill Lynch                                                                                    16,000                  947,200

Morgan Stanley                                                                                   31,600                1,733,892

National City                                                                                    12,000                  391,920

New York Community Bancorp                                                                       23,000                  832,600

RenaissanceRe Holdings                                                                           33,000                1,484,340

St. Paul Cos.                                                                                    16,500                  629,145

Travelers Property Casualty, Cl. A                                                               39,197                  638,911

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIALS (CONTINUED)

Willis Group Holdings                                                                            32,400                1,078,920

                                                                                                                      30,611,328

HEALTH CARE--3.7%

Becton, Dickinson & Co.                                                                          13,000                  475,280

Bristol-Myers Squibb                                                                             22,000                  558,140

Fisher Scientific International                                                                  15,000  (a)             603,750

Merck & Co.                                                                                      19,200                  849,600

Novartis, ADR                                                                                    16,000                  613,920

Omnicare                                                                                         23,000                  881,820

Wyeth                                                                                            15,000                  662,100

                                                                                                                       4,644,610

INDUSTRIALS--9.0%

Caterpillar                                                                                      17,000                1,245,760

Cooper Industries, Cl. A                                                                         12,000                  634,800

Cummins                                                                                           8,000                  379,200

CSX                                                                                              20,000                  636,400

Deere & Co.                                                                                      13,000                  788,060

Emerson Electric                                                                                 18,100                1,027,175

Honeywell International                                                                          12,000                  367,320

Illinois Tool Works                                                                               9,000                  661,950

Ingersoll-Rand, Cl. A                                                                            22,000                1,328,800

Manpower                                                                                         11,000                  510,400

Navistar International                                                                           15,000  (a)             606,450

Republic Services                                                                                27,000                  627,750

Rockwell Collins                                                                                 14,000                  384,300

Tyco International                                                                               34,000                  709,920

United Technologies                                                                               9,000                  762,210

Waste Management                                                                                 25,000                  648,000

                                                                                                                      11,318,495

INFORMATION TECHNOLOGY--8.4%

Accenture                                                                                        33,400  (a)             781,560

Agere Systems, Cl. A                                                                            179,000  (a)             622,920

Computer Sciences                                                                                20,000  (a)             792,400

EMC                                                                                              72,000  (a)             996,480

Flextronics International                                                                        56,000  (a)             784,000

Hewlett-Packard                                                                                  62,280                1,389,467

International Business Machines                                                                  20,800                1,861,184


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)

Micron Technology                                                                                47,000  (a)             673,980

Motorola                                                                                         50,900                  688,677

Oracle                                                                                           64,000  (a)             765,440

PeopleSoft                                                                                       30,000  (a)             622,800

Teradyne                                                                                         25,300  (a)             576,334

                                                                                                                      10,555,242

MATERIALS--5.7%

Air Products & Chemicals                                                                          9,000                  408,690

Alcoa                                                                                            27,300                  861,861

Dow Chemical                                                                                     17,750                  668,998

duPont (EI) deNemours                                                                            22,100                  892,840

International Paper                                                                              41,100                1,617,285

PPG Industries                                                                                   13,000                  749,450

Praxair                                                                                          13,000                  904,540

Weyerhaeuser                                                                                     17,800                1,072,094

                                                                                                                       7,175,758

TELECOMMUNICATION SERVICES--4.7%

AT&T                                                                                             17,000                  316,030

BellSouth                                                                                        68,800                1,810,128

SBC Communications                                                                               65,996                1,582,584

Telefonos de Mexico, ADR                                                                         20,000                  643,000

Verizon Communications                                                                           45,000                1,512,000

                                                                                                                       5,863,742

UTILITES--5.4%

Consolidated Edison                                                                              21,000                  849,870

Exelon                                                                                           22,100                1,402,245

FPL Group                                                                                        10,000                  637,400

NiSource                                                                                         30,000                  621,300

PG&E                                                                                             29,000  (a)             709,050

Progress Energy                                                                                  18,000                  775,800

Southern                                                                                         22,000                  655,600

TXU                                                                                              16,000                  365,120

Wisconsin Energy                                                                                 22,000                  720,500

                                                                                                                       6,736,885

TOTAL COMMON STOCKS

   (cost $103,731,202)                                                                                               122,540,563

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--2.7%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:

..84%, 11/6/2003                                                                               1,385,000                1,384,889

..86%, 11/13/2003                                                                                712,000                  711,822

..89%, 11/20/2003                                                                              1,232,000  (c)           1,231,470

..92%, 11/28/2003                                                                                100,000                   99,935

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,427,986)                                                                                                   3,428,116
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.5%                                                                    Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $572,000)                                                                              572,000                  572,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $107,731,188)                                                            100.7%              126,540,679

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)                (881,463)

NET ASSSETS                                                                                      100.0%              125,659,216

(A)  NON-INCOME PRODUCING.

(B)  ALL OF THIS  SECURITY IS ON LOAN.  AT OCTOBER 31,  2003,  THE TOTAL  MARKET
     VALUE OF THE FUND'S SECURITY ON LOAN IS $554,710 AND THE TOTAL MARKET VALUE
     OF THE COLLATERAL HELD BY THE PORTFOLIO IS $572,000.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.




SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                  Market Value                                         Unrealized
                                                                    Covered by                                       Appreciation
                                              Contracts           Contracts ($)                Expiration         at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURE LONG


Standard & Poor's 500                                 4              1,049,500              December 2003                   5,898

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003


                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned
        valued at $554,710)--Note 1(c)                107,731,188    126,540,679

Cash                                                                     186,392

Receivable for investment securities sold                              1,842,105

Dividends receivable                                                     211,405

Receivable for futures variation margin--Note 4                            1,000

Receivable for shares of Beneficial Interest subscribed                      859

Prepaid expenses                                                          27,867

                                                                     128,810,307
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           122,161

Payable for investment securities purchased                           2,223,633

Liability for securities loaned--Note 1(c)                              572,000

Payable for shares of Beneficial Interest redeemed                      159,821

Accrued expenses                                                         73,476

                                                                      3,151,091
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,659,216
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     116,503,464

Accumulated undistributed investment income--net                        805,396

Accumulated net realized gain (loss) on investments                (10,465,033)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $5,898 net unrealized
  appreciation on financial futures)                                 18,815,389
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,659,216

NET ASSET VALUE PER SHARE


                                              Class A               Class B              Class C           Class R          Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            115,872,457             8,590,544            1,095,705            15,386            85,124

Shares Outstanding                          6,840,072               534,771               69,126               931             5,156
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                16.94                 16.06                15.85             16.53            16.51



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $918 foreign taxes withheld at source)        2,340,700

Interest                                                                33,973

Income on securities lending                                               666

TOTAL INCOME                                                         2,375,339

EXPENSES:

Management fee--Note 3(a)                                              882,350

Shareholder servicing costs--Note 3(c)                                 453,357

Distribution fees--Note 3(b)                                            71,342

Professional fees                                                       50,664

Registration fees                                                       49,730

Trustees' fees and expenses--Note 3(d)                                  17,957

Prospectus and shareholders' reports                                    16,686

Custodian fees--Note 3(c)                                               14,014

Loan commitment fees--Note 2                                             1,412

Interest expense--Note 2                                                    37

Miscellaneous                                                            7,743

TOTAL EXPENSES                                                       1,565,292

INVESTMENT INCOME--NET                                                 810,047
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (5,089,945)

  Short sale transactions                                               35,162

Net realized gain (loss) on financial futures                          447,534

NET REALIZED GAIN (LOSS)                                           (4,607,249)

Net unrealized appreciation (depreciation) on investments
  [including ($274,184) net unrealized depreciation on financial
  futures]                                                          22,375,855

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,768,606

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,578,653

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                              ----------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            810,047             869,425

Net realized gain (loss) on investments       (4,607,249)          (5,554,870)

Net unrealized appreciation (depreciation)
   on investments                             22,375,855           (9,614,776)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  18,578,653          (14,300,221)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (860,419)            (980,302)

Class B shares                                         --              (1,309)

Class C shares                                      (880)                (909)

Class R shares                                       (52)                   --

Class T shares                                       (61)                (119)

Net realized gain on investments:

Class A shares                                         --          (6,080,937)

Class B shares                                         --            (519,444)

Class C shares                                         --             (60,155)

Class R shares                                         --                (324)

Class T shares                                         --              (1,128)

TOTAL DIVIDENDS                                 (861,412)          (7,644,627)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  4,322,990          9,740,061

Class B shares                                  1,397,706          2,835,292

Class C shares                                    169,865            814,179

Class R shares                                      5,952              1,555

Class T shares                                     96,501             27,230


                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2003               2002
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                    788,483           6,531,192

Class B shares                                         --             377,170

Class C shares                                        414              38,619

Class R shares                                         52                 324

Class T shares                                         61               1,247

Cost of shares redeemed:

Class A shares                               (12,753,414)         (21,868,921)

Class B shares                                (2,858,681)          (3,253,833)

Class C shares                                  (417,423)            (700,119)

Class R shares                                        (5)                  (5)

Class T shares                                   (64,566)                (483)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (9,312,065)          (5,456,492)

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,405,176          (27,401,340)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           117,254,040          144,655,380

END OF PERIOD                                 125,659,216          117,254,040

Undistributed investment income--net              805,396              856,761

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                                --------------------------------

                                                     2003                2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       282,949             560,940

Shares issued for dividends reinvested             53,566             379,072

Shares redeemed                                 (845,160)          (1,302,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (508,645)            (362,320)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        96,625             176,724

Shares issued for dividends reinvested                 --              22,900

Shares redeemed                                 (197,571)            (208,899)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (100,946)              (9,275)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        11,839              50,899

Shares issued for dividends reinvested                 30               2,372

Shares redeemed                                  (29,416)             (43,212)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (17,547)               10,059
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           405                  98

Shares issued for dividends reinvested                  3                  19

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         408                 117
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         6,406              1,775

Shares issued for dividends reinvested                  4                 73

Shares redeemed                                    (4,297)               (23)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,113              1,825

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 54,027 CLASS B SHARES REPRESENTING $775,619 WERE AUTOMATICALLY CONVERTED TO 51,421 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 42,785 CLASS B SHARES REPRESENTING $700,082 WERE AUTOMATICALLY CONVERTED TO 40,794 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.59          17.22          21.85          22.00         21.07

Investment Operations:

Investment income--net(a)                                         .12            .12           .13             .10           .11

Net realized and unrealized
   gain (loss) on investments                                    2.35          (1.83)        (3.08)           1.74          2.50

Total from Investment Operations                                 2.47          (1.71)        (2.95)           1.84          2.61

Distributions:

Dividends from investment income--net                            (.12)          (.13)         (.11)          (.11)          (.11)

Dividends from net realized
   gain on investments                                             --           (.79)        (1.57)         (1.88)         (1.57)

Total Distributions                                              (.12)          (.92)        (1.68)         (1.99)         (1.68)

Net asset value, end of period                                  16.94          14.59         17.22          21.85          22.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             17.04         (10.74)       (14.32)          9.00          13.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.26           1.28          1.20           1.20           1.18

Ratio of net investment income
   to average net assets                                          .76            .69           .66            .50            .51

Portfolio Turnover Rate                                         59.66          57.49         91.91         150.24         141.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         115,872        107,217       132,810        164,534        171,526

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2003           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.84          16.40          20.93          21.21         20.41

Investment Operations:

Investment (loss)--net(a)                                        (.01)          (.02)          (.03)          (.04)         (.05)

Net realized and unrealized
   gain (loss) on investments                                    2.23          (1.75)         (2.93)          1.64          2.42

Total from Investment Operations                                 2.22          (1.77)         (2.96)          1.60          2.37

Distributions:

Dividends from investment income--net                              --           (.00)(b)        --               --           --

Dividends from net realized
   gain on investments                                             --           (.79)         (1.57)         (1.88)        (1.57)

Total Distributions                                                --           (.79)         (1.57)         (1.88)        (1.57)

Net asset value, end of period                                  16.06          13.84          16.40          20.93         21.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             16.04         (11.48)        (15.02)          8.12         12.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.12           2.10           2.02           1.99          1.94

Ratio of net investment (loss)
   to average net assets                                         (.10)          (.13)          (.16)          (.23)         (.25)

Portfolio Turnover Rate                                         59.66          57.49          91.91         150.24        141.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           8,591          8,801         10,575         11,936        26,897

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.68          16.22          20.75          21.06         20.28

Investment Operations:

Investment (loss)--net(a)                                        (.02)          (.02)          (.04)          (.11)         (.06)

Net realized and unrealized
   gain (loss) on investments                                    2.20          (1.72)         (2.89)          1.68          2.41

Total from Investment Operations                                 2.18          (1.74)         (2.93)          1.57          2.35

Distributions:

Dividends from investment income--net                            (.01)          (.01)          (.03)            --            --

Dividends from net realized
   gain on investments                                             --           (.79)         (1.57)         (1.88)        (1.57)

Total Distributions                                              (.01)          (.80)         (1.60)         (1.88)        (1.57)

Net asset value, end of period                                  15.85          13.68          16.22          20.75         21.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             15.95         (11.48)        (14.99)          8.02         12.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.16           2.11           2.04           2.03          1.96

Ratio of net investment (loss)
   to average net assets                                         (.13)          (.15)          (.20)          (.59)         (.29)

Portfolio Turnover Rate                                         59.66          57.49          91.91         150.24        141.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,096          1,185          1,243            714           712

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.26          16.78          21.55          21.70         20.87

Investment Operations:

Investment income (loss)--net(a)                                  .06            .07           (.05)           .05           .06

Net realized and unrealized
   gain (loss) on investments                                    2.30          (1.80)         (3.01)          1.75          2.47

Total from Investment Operations                                 2.36          (1.73)         (3.06)          1.80          2.53

Distributions:

Dividends from investment income--net                            (.09)            --           (.14)          (.07)         (.13)

Dividends from net realized
   gain on investments                                             --           (.79)         (1.57)         (1.88)        (1.57)

Total Distributions                                              (.09)          (.79)         (1.71)         (1.95)        (1.70)

Net asset value, end of period                                  16.53          14.26          16.78          21.55         21.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                16.64         (10.97)        (15.15)          8.97         12.99
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.59           1.56           2.13           1.37          1.40

Ratio of net investment income (loss)
   to average net assets                                          .42            .41           (.27)           .26           .29

Portfolio Turnover Rate                                         59.66          57.49          91.91         150.24        141.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              15              7              7              6             8

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           Year Ended October 31,
                                                                      --------------------------------------------------------------

CLASS T SHARES                                                        2003              2002             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 14.32             17.05            21.77             19.15

Investment Operations:

Investment (loss)--net(b)                                             (.07)             (.07)            (.02)             (.02)

Net realized and unrealized
   gain (loss) on investments                                         2.28             (1.79)           (3.08)             2.64

Total from Investment Operations                                      2.21             (1.86)           (3.10)             2.62

Distributions:

Dividends from investment income--net                                 (.02)             (.08)            (.05)               --

Dividends from net realized
   gain on investments                                                  --              (.79)           (1.57)               --

Total Distributions                                                   (.02)             (.87)           (1.62)               --

Net asset value, end of period                                       16.51             14.32            17.05              21.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                  15.45            (11.69)          (15.08)             13.68(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               2.48              2.38             1.92               1.17(d)

Ratio of net investment (loss)
   to average net assets                                              (.48)             (.41)            (.11)              (.09)(d)

Portfolio Turnover Rate                                              59.66             57.49            91.91             150.24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   85                44               21                 1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Value Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's statement of investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the leading transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income suffi cient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $805,396, accumulated capital losses $10,232,229 and unrealized appreciation $18,588,482.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $5,489,687 of the carryover expires in fiscal 2010 and $4,742,542 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $861,412 and $2,299,913 and long-term capital gains $0 and $5,344,714, respectively.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003 was approximately $2,200, with a related weighted average annualized interest rate of 1.69%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended October 31, 2003, the Distributor retained $24,770 and $1 from commissions earned on sales of fund's Class A shares and T shares, respectively, and $18,044 and $53 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $62,658, $8,486 and $198, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $270,175, $20,886, $2,829 and $198, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $101,534 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2003, the fund was charged $14,014 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(E) During the period ended October 31, 2003, the fund incurred total brokerage commissions of $265,518, of which $258 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        68,286,764           73,654,801

Short sale transactions                     581,541              616,703

     TOTAL                               68,868,305           74,271,504

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2003, there were no securities sold short outstanding.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $107,958,095; accordingly, accumulated net unrealized appreciation on investments was $18,582,525, consisting of $22,526,140 gross unrealized appreciation and $3,943,615 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Premier Value Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Value Fund (one of the funds comprising Dreyfus Premier Value Equity Funds) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Value Fund, at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                        /S/ERNST & YOUNG LLP

New York, New York

December 11, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                  Shares
                                                              ----------------------------------------------------------------------

                                                                             For                  Against              Abstained
                                                             -----------------------------------------------------------------------

To approve changes to certain of the
   fundamental policies and investment
   restrictions to permit investment
   in other investment companies                                       3,489,652                  398,803                 238,128

                                                                                                                   The Fund



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

DIANE DUNST (64)

BOARD MEMBER (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

ROSALIND GERSTEN JACOBS (78)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

JAY I. MELTZER (75)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13


DANIEL ROSE (74)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Vice Chairman

* Harlem Educational Activities Fund, Inc., Chairman

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

WARREN B. RUDMAN (73)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

SANDER VANOCUR (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.


RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                  For More Information

                        Dreyfus Premier
                        Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC's website at
http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  037AR1003


      Dreyfus Premier
      International
      Opportunities Fund

      ANNUAL REPORT October 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                               International Opportunities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Opportunities Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

HOW DID DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND
PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, the fund produced total returns of 25.23% for Class A shares, 23.99% for Class B shares, 23.92% for Class C shares, 25.72% for Class R shares and 27.18% for Class T shares.(1) This compares with a 30.40% return for the fund's current benchmark, the Morgan Stanley Capital International All Country World ex United States Free Index, for the same period.(2) The fund's previous benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index, produced a 27.03% return for the same period.(3) The change from the previous benchmark to the current one occurred on January 1, 2003.

We attribute the fund and market's overall performance to improving investor sentiment and higher stock prices during the second half of the reporting period. The fund's returns modestly trailed its benchmark and were approximately on the same level as its previous benchmark, primarily because the market's greatest returns were concentrated among lower-quality and severely depressed stocks and technology stocks, many of which did not meet our valuation criteria.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in equity securities of companies located throughout the world, including emerging market countries. At least 80% of the fund's assets will be invested in stocks. Since January 1, 2003, the fund normally can be expected to invest up to 35% of its total assets in the stocks
of    emerging    market    companies.

The   fund's   investment  approach  is  value-oriented,  research-driven  and risk-adverse. In selecting stocks, we seek to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

industry trends, the fund focuses on three key factors: value; business health; and business momentum.

The fund employs strict risk control guidelines with respect to portfolio, country and sector diversification. Under normal market conditions:

* no single issue, at the time of purchase, will account for more than 2% of the portfolio or 5% of the outstanding common stock of the issuer;

* the fund will be invested in at least 12 to 15 countries, and country weightings will deviate from the weightings of the fund's benchmark index only within specific percentage ranges established by the portfolio managers; and

* the weighting in any one sector will be no more than 10% above the weighting of that sector in the benchmark, nor will any sector represent more than 25% of the portfolio.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the first half of the reporting period, international stock markets remained volatile amid growing geopolitical tensions and an unsettled global economy. However, most markets staged a strong rally during the second half of the reporting period, especially after major combat ended in Iraq and the U.S. economy began to show signs of sustainable improvement.

The fund' s emerging-markets stocks generated the reporting period's strongest returns, as rising industrial production drove demand for raw materials produced by the world' s developing nations. Accordingly, the fund's returns received strong contributions from Petroleo Brasileiro, a Brazilian oil and gas company; Indian aluminum company Hindalco Industries; and Polish copper producer KGHM Polska Miedz. Consumer-related stocks such as Banco Itau in Brazil and Korean automobile manufacturer Hyundai Motor also helped boost the fund's performance as their domestic markets continued to benefit from consumer spending.

In developed markets, Japan's economy began to improve on export activity, and a rebound in Europe was led by Germany, where business and consumer sentiment improved in anticipation of tax cuts. Mail and logistics company Deutsche Post rallied on expectations for a rebound in German business activity.


Technology stocks generally achieved the strongest gains of any market sector during the reporting period. However, many of the better-performing technology stocks failed to meet our valuation criteria, and the fund's slightly lower exposure to the sector hindered its relative performance. On the other hand, as noted previously, the fund benefited greatly from its exposure to materials stocks, including Pechiney, the French aluminum manufacturer and Anglo American, the South African metals company. The fund's financial stocks also flourished, with solid returns posted by Japanese consumer credit company Credit Saison and Sun Hung Kai Properties, a Hong Kong real estate firm.

WHAT IS THE FUND'S CURRENT STRATEGY?

We continue to adhere to our longstanding diversification strategy, which attempts to spread the risks of investing among various regions, sectors and individual securities that, in our view, are attractively priced and enjoy strong business fundamentals.

We recently have found what we believe to be attractive investment opportunities in South African energy company Sasol, as well as banking firms such as UniCredito Italiano in Italy and Royal Bank of Scotland in the United Kingdom. Conversely, we have sold stock from Air France, PetroChina and Australia and New Zealand Banking during the reporting period.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX U.S. FREE INDEX IS A FREE FLOATED-ADJUSTED MARKET CAPITALIZATION-WEIGHTED INDEX THAT IS DESIGNED TO TRACK THE PERFORMANCE OF BOTH DEVELOPED AND EMERGING MARKET COUNTRIES, EXCLUDING THE UNITED STATES.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Opportunities Fund Class A shares, Class B shares, Class C shares and Class R shares with the Morgan Stanley Capital International All Country World ex U.S. Free Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index



EXHIBIT A:
                                                                            Morgan          Morgan
              Dreyfus         Dreyfus        Dreyfus        Dreyfus         Stanley         Stanley
              Premier         Premier        Premier        Premier        Capital          Capital
            International  International   International  International International    International
            Opportunities  Opportunities   Opportunities  Opportunities   All Country       Europe,
  PERIOD        Fund           Fund            Fund           Fund          World        Australasia,
              (Class A        (Class B       (Class C       (Class R     ex U. S. Free     Far East
               shares)        shares)         shares)        shares)        Index *         Index *

  3/31/98      9,427          10,000          10,000         10,000         10,000          10,000
 10/31/98      8,537           9,016          9,016          9,064          9,238            9,573
 10/31/99      10,650         11,153          11,159         11,341         11,572          11,778
 10/31/00      10,577         10,995          11,001         11,297         11,332          11,436
 10/31/01      9,141           9,425          9,431          9,788          8,507            8,585
 10/31/02      8,364           8,549          8,564          8,979          7,581            7,451
 10/31/03      10,474         10,509          10,613         11,288         9,886            9,466

* Source: Lipper Inc.



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER INTERNATIONAL OPPORTUNITIES FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX U.S. FREE INDEX (THE "MSCI ACW EX US FREE INDEX") AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "MSCI EAFE INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

ON JANUARY 1, 2003, THE FUND'S BENCHMARK WAS CHANGED TO THE MSCI ACW EX US FREE INDEX FROM THE MSCI EAFE INDEX TO CORRESPOND WITH THE FUND'S EXPANDED INVESTMENT IN EMERGING MARKET COUNTRIES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MSCI ACW EX US FREE INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION-WEIGHTED INDEX THAT IS DESIGNED TO TRACK THE PERFORMANCE OF BOTH DEVELOPED AND EMERGING MARKET COUNTRIES, EXCLUDING THE UNITES STATES. THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 10/31/03

                                                          Inception                                                        From
                                                            Date                    1 Year              5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                          3/31/98                  18.00%               2.95%             0.83%
WITHOUT SALES CHARGE                                       3/31/98                  25.23%               4.17%             1.90%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                    3/31/98                  19.99%               2.94%             0.89%
WITHOUT REDEMPTION                                         3/31/98                  23.99%               3.29%             1.05%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                 3/31/98                  22.92%               3.32%             1.07%
WITHOUT REDEMPTION                                         3/31/98                  23.92%               3.32%             1.07%

CLASS R SHARES                                             3/31/98                  25.72%               4.49%             2.19%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                        3/1/00                   21.49%                 --             (1.52)%

WITHOUT SALES CHARGE                                       3/1/00                   27.18%                 --             (0.27)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2003


COMMON STOCKS--94.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.8%

AMP                                                                                              11,971                   55,713

AMP (Rights)                                                                                     11,971                      694

National Australia Bank                                                                           3,100                   67,073

Santos                                                                                           18,100                   78,221

                                                                                                                         201,701

BELGIUM--2.2%

Dexia                                                                                             6,770                   106,154

Dexia (Strips)                                                                                    4,730  (a)                  55

Fortis                                                                                            8,250                  145,972

                                                                                                                         252,181

BRAZIL--1.0%

Banco Itau, ADR                                                                                     880                   35,948

Petroleo Brasileiro, ADR                                                                          1,700                   39,950

Telecomunicacoes Brasileiras, ADR                                                                 1,224                   42,154

                                                                                                                         118,052

CANADA--1.7%

Quebecor World                                                                                    6,750                  115,153

Sobeys                                                                                            3,500                   82,717

                                                                                                                         197,870

CHINA--.5%

Shandong International Power Development, Cl. H                                                 173,400                   55,824

CROATIA--.3%

Pliva, GDR                                                                                        2,200  (b)              32,780

FINLAND--1.7%

Nokia, ADR                                                                                        4,259                   72,360

Sampo, Cl. A                                                                                      7,450                   62,417

UPM-Kymmene                                                                                       2,900                   54,030

                                                                                                                         188,807

FRANCE--6.1%

Assurances Generales de France                                                                      965                   50,698

Aventis                                                                                           2,850                  150,225

BNP Paribas                                                                                       1,250                   65,382

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,636                   63,895

Schneider Electric                                                                                1,340                   78,075

Thomson                                                                                           5,900                  123,714

Total                                                                                             1,045                  161,680

                                                                                                                         693,669


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--4.5%

Deutsche Bank                                                                                     1,100                   72,175

Deutsche Lufthansa                                                                                3,890                   60,320

Deutsche Post                                                                                     4,520                   87,089

E.ON                                                                                              2,834                  142,003

KarstadtQuelle                                                                                    2,600                   64,086

Volkswagen                                                                                        1,790                   89,898

                                                                                                                         515,571

GREECE--1.0%

Hellenic Telecommunications Organization                                                         10,140                  114,055

HONG KONG--2.0%

Bank of East Asia                                                                                16,447                   49,243

China Mobile (Hong Kong)                                                                         20,500                   58,209

MTR                                                                                              23,651                   31,979

Sun Hung Kai Properties                                                                           5,200                   43,693

Swire Pacific, Cl. A                                                                              6,400                   39,065

                                                                                                                         222,189

HUNGARY--.5%

Magyar Tavkozlesi                                                                                17,200                   61,536

INDIA--1.2%

Hindalco Industries, GDR                                                                          2,700  (b)              65,883

Mahanagar Telephone Nigam, ADR                                                                    8,900                   43,076

Reliance Industries, GDR                                                                          1,000  (b)              23,900

                                                                                                                         132,859

INDONESIA--1.0%

PT Gudang Garam                                                                                  32,500                   50,300

PT Indonesian Satellite                                                                          41,800                   58,790

                                                                                                                         109,090

IRELAND--1.5%

Bank of Ireland                                                                                  13,370                  165,393

ITALY--2.9%

Banche Popolari Unite Scrl                                                                        1,235  (a)              18,722

Eni                                                                                               7,205                  113,892

Finmeccanica                                                                                    131,160                   93,040

Sanpaolo IMI                                                                                      2,470                   27,668

UniCredito Italiano                                                                              15,700                   77,033

                                                                                                                         330,355

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN--21.2%

AIFUL                                                                                             1,100                   69,481

CANON                                                                                             2,000                   96,701

Credit Saison                                                                                     8,300                  173,498

DENTSU                                                                                               10                   44,988

Eisai                                                                                             4,700                  110,206

FUNAI ELECTRIC                                                                                      300                   39,944

Fuji Heavy Industries                                                                            10,600                   48,072

Fuji Photo Film                                                                                   3,000                   88,340

HONDA MOTOR                                                                                       3,000                  118,331

Kao                                                                                               5,300                  108,861

LAWSON                                                                                            2,400                   91,611

MABUCHI MOTOR                                                                                     1,300                   99,009

MINEBEA                                                                                          13,500                   76,806

MURATA MANUFACTURING                                                                              1,200                   68,163

Matsumotokiyoshi                                                                                  1,800                   90,466

NIPPON TELEGRAPH AND TELEPHONE                                                                       14                   62,474

Nippon Express                                                                                   25,000                  112,697

RINNAI                                                                                            3,600                   86,049

SFCG                                                                                                490                   71,342

SKYLARK CO.                                                                                       4,900                   80,650

SUMITOMO CHEMICAL                                                                                14,600                   54,403

Sekisui House                                                                                     5,000                   49,032

77 Bank                                                                                          11,000                   57,584

Shin-Etsu Chemical                                                                                2,300                   85,495

Shiseido                                                                                          4,000                   41,952

Sumitomo Bakelite                                                                                 8,000                   49,078

TDK                                                                                                 900                   58,893

Takeda Chemical Industries                                                                        3,050                  107,830

Toyota Motor                                                                                      2,200                   62,583

Yamaha Motor                                                                                      8,000                   90,666

                                                                                                                       2,395,205

LUXEMBOURG--.6%

Arcelor                                                                                           4,600                   65,315

MALAYSIA--.6%

Sime Darby                                                                                       47,000                   69,263


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEXICO--2.2%

Cemex, ADR                                                                                        2,300                   55,200

Coca-Cola Femsa, ADR                                                                              2,800                   56,560

Kimberly-Clark de Mexico, Cl. A                                                                  29,000                   70,542

Telefonos de Mexico, ADR                                                                          2,160                   69,444

                                                                                                                          251,746

NETHERLANDS--4.5%

ABN AMRO                                                                                          3,859                   80,605

Akzo Nobel                                                                                        3,030                   95,372

Heineken                                                                                            600                   21,316

Hunter Douglas                                                                                    1,402                   52,241

Koninklijke (Royal) Philips Electronics                                                             900                   24,152

Koninklijke (Royal) Philips Electronics, ADR                                                      2,650                   71,126

Royal Dutch Petroleum                                                                             1,200                   53,004

Vedior                                                                                            1,777                   25,499

Wolters Kluwer                                                                                    6,318                   88,392

                                                                                                                         511,707

NEW ZEALAND--.8%

Carter Holt Harvey                                                                               26,000                   29,186

Telecom Corporation of New Zealand                                                               19,854                   58,944

                                                                                                                          88,130

NORWAY--1.3%

Norsk Hydro                                                                                       1,350                   75,480

Statoil                                                                                           7,240                   67,636

                                                                                                                         143,116

POLAND--.3%

KGHM Polska Miedz                                                                                 4,700  (a)              30,150

PORTUGAL--1.2%

EDP                                                                                              38,680                   87,283

Portugal Telecom                                                                                  5,527                   46,242

                                                                                                                         133,525

SINGAPORE--1.3%

DBS                                                                                              13,900                  114,268

MobileOne                                                                                        37,200                   29,084

                                                                                                                         143,352

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA--2.3%

Nampak                                                                                           32,900                   61,948

Nedcor                                                                                            6,600                   60,317

Sasol                                                                                             6,100                   79,639

Tiger Brands                                                                                      5,300                   56,355

                                                                                                                         258,259

SOUTH KOREA--2.3%

Hyundai Motor, GDR                                                                                2,100  (b)              35,700

KT, ADR                                                                                           2,500                   49,275

Kookmin Bank, ADR                                                                                 1,350                   49,612

Korea Electric Power, ADR                                                                         6,860                   74,431

POSCO, ADR                                                                                        1,800                   52,164

                                                                                                                         261,182

SPAIN--1.9%

Endesa                                                                                            8,390                  132,527

Repsol YPF, ADR                                                                                   5,020                   87,197

                                                                                                                         219,724

SWEDEN--1.0%

Investor, Cl. B                                                                                   7,560                   67,414

Nordea                                                                                            8,500                   52,408

                                                                                                                         119,822

SWITZERLAND--4.8%

Clariant                                                                                          3,990                   55,904

Nestle                                                                                              600                  131,465

Novartis                                                                                          4,380                  166,151

UBS                                                                                               2,260                  138,113

Zurich Financial Services                                                                           450  (a)              57,348

                                                                                                                         548,981

TAIWAN--.6%

United Microelectronics, ADR                                                                     12,157  (a)              63,824

UNITED KINGDOM--17.5%

Allied Domecq                                                                                    22,020                  147,089

Anglo American                                                                                    2,333                   47,671

BAE SYSTEMS                                                                                      22,945                   71,143

BOC                                                                                               7,754                  105,561

BT                                                                                               29,300                   92,088

Barclays                                                                                         12,189                  102,640

Bunzl                                                                                            12,387                   96,542


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)

Cadbury Schweppes                                                                                21,848                  139,832

Centrica                                                                                         22,500                   70,335

GKN                                                                                              28,850                  134,910

GlaxoSmithKline                                                                                   7,320                  156,517

Lloyds TSB                                                                                        7,000                   48,537

Marks & Spencer                                                                                  20,000                   97,507

Old Mutual                                                                                       29,900                   51,799

Rexam                                                                                             6,600                   48,084

Rio Tinto                                                                                         4,203                  101,761

Royal Bank of Scotland                                                                            4,100                  109,687

Sainsbury (J)                                                                                    21,132                  101,415

Scottish and Southern Energy                                                                      9,360                   97,293

Shell Transport & Trading                                                                        25,176                  156,973

                                                                                                                       1,977,384

TOTAL COMMON STOCKS
   (cost $9,018,235)                                                                                                  10,672,617
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--6.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..80%, 11/6/2003                                                                                 200,000                  199,984

..85%, 11/13/2003                                                                                151,000                  150,962

..89%, 11/20/2003                                                                                151,000                  150,935

..93%, 11/28/2003                                                                                200,000                  199,870

TOTAL SHORT-TERM INVESTMENTS

   (cost $701,725)                                                                                                       701,751
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $9,719,960)                                                               100.5%              11,374,368

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.5%)                (55,581)

NET ASSETS                                                                                        100.0%              11,318,787

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2003, THESE SECURITIES AMOUNTED TO $158,263 OR 1.4% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  9,719,960   11,374,368

Cash                                                                    260,977

Cash denominated in foreign currencies                     52,152        54,440

Dividends and interest receivable                                        29,022

Receivable for investment securities sold                                23,141

Receivable for shares of Beneficial Interest subscribed                  13,171

Prepaid expenses                                                         28,260

                                                                     11,783,379
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,172

Payable for investment securities purchased                             402,480

Net unrealized depreciation on forward
  currency exchange contracts--Note 4                                     4,273

Payable for shares of Beneficial Interest redeemed                        1,300

Accrued expenses                                                         50,367

                                                                        464,592
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,318,787
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,750,376

Accumulated undistributed investment income--net                         78,243

Accumulated net realized gain (loss) on investments                  (1,166,792)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    1,656,960
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,318,787



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,746,715            2,512,110            3,455,156              485,481              119,325

Shares Outstanding                      405,826              223,017              306,786               41,147               10,137
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.70                11.26                11.26                11.80                11.77



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $30,467 foreign taxes withheld at source)       262,100

Interest                                                                 1,312

TOTAL INCOME                                                           263,412

EXPENSES:

Management fee--Note 3(a)                                               93,361

Registration fees                                                       62,177

Custodian fees                                                          57,760

Shareholder servicing costs--Note 3(c)                                  55,120

Distribution fees--Note 3(b)                                            32,737

Auditing fees                                                           29,433

Prospectus and shareholders' reports                                    19,741

Legal fees                                                               2,069

Trustees' fees and expenses--Note 3(d)                                   1,593

Loan commitment fees--Note 2                                                99

Miscellaneous                                                           15,407

TOTAL EXPENSES                                                         369,497

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (151,070)

NET EXPENSES                                                           218,427

INVESTMENT INCOME--NET                                                  44,985
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (388,909)

Net realized gain (loss) on forward currency exchange contracts         15,651

NET REALIZED GAIN (LOSS)                                              (373,258)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   2,616,609

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,243,351

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,288,336

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                              ----------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             44,985                24,091

Net realized gain (loss) on investments          (373,258)             (488,437)

Net unrealized appreciation
   (depreciation) on investments                2,616,609              (119,868)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,288,336              (584,214)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (59,889)                   --

Class B shares                                    (18,053)                   --

Class C shares                                    (20,906)                   --

Class R shares                                     (6,701)                   --

Class T shares                                       (369)                   --

TOTAL DIVIDENDS                                  (105,918)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 11,578,164            14,001,010

Class B shares                                  3,593,944             2,346,603

Class C shares                                  2,473,249             1,779,616

Class T shares                                    877,761                41,952

Dividends reinvested:

Class A shares                                     23,852                    --

Class B shares                                     13,802                    --

Class C shares                                      9,041                    --

Class R shares                                        323                    --

Class T shares                                        369                    --

Cost of shares redeemed:

Class A shares                                (11,792,371)          (13,569,321)

Class B shares                                 (3,185,577)           (1,361,574)

Class C shares                                 (1,122,391)             (679,631)

Class R shares                                    (49,662)             (412,441)

Class T shares                                   (802,041)              (15,668)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,618,463             2,130,546

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,800,881             1,546,332
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             7,517,906             5,971,574

END OF PERIOD                                  11,318,787             7,517,906

Undistributed investment income--net               78,243               105,324


                                                      Year Ended October 31,
                                               ---------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,188,196             1,305,639

Shares issued for dividends reinvested              2,560                    --

Shares redeemed                                (1,194,815)           (1,255,625)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (4,059)               50,014
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       395,578               240,429

Shares issued for dividends reinvested              1,532                    --

Shares redeemed                                  (351,150)             (143,436)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      45,960                96,993
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       256,526               179,878

Shares issued for dividends reinvested              1,004                    --

Shares redeemed                                  (119,380)              (66,150)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     138,150               113,728
--------------------------------------------------------------------------------

CLASS R

Shares issued for dividends reinvested                 35                    --

Shares redeemed                                    (5,130)              (38,428)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (5,095)              (38,428)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        93,227                 3,906

Shares issued for dividends reinvested                 51                    --

Shares redeemed                                   (85,417)               (1,713)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,861                 2,193

(A) DURING THE PERIOD ENDED OCTOBER 31, 2003, 2,780 CLASS B SHARES REPRESENTING $28,985 WERE AUTOMATICALLY CONVERTED TO 2,684 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, THERE WERE NO SHARES CONVERTED FROM CLASS B TO CLASS A.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended October 31,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                                                   2003           2002          2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.47          10.35         12.96          13.98           11.32

Investment Operations:

Investment income--net(a)                                         .09            .06           .04            .03             .03

Net realized and unrealized gain
   (loss) on investments                                         2.27           (.94)        (1.63)          (.10)           2.75

Total from Investment Operations                                 2.36           (.88)        (1.59)          (.07)           2.78

Distributions:

Dividends from investment income--net                            (.13)            --            --           (.04)           (.07)

Dividends from net realized
   gain on investments                                             --             --         (1.02)          (.91)           (.05)

Total Distributions                                              (.13)            --         (1.02)          (.95)           (.12)

Net asset value, end of period                                  11.70           9.47         10.35          12.96           13.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             25.23          (8.50)       (13.57)          (.69)          24.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00          2.00           2.00            2.00

Ratio of net investment income
   to average net assets                                          .92            .52           .35            .24             .22

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.61           1.47          1.69           1.16            1.31

Portfolio Turnover Rate                                         78.42          65.83         49.65          42.16           41.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           4,747          3,882         3,724          4,121           4,110

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended October 31,
                                                               ---------------------------------------------------------------------

CLASS B SHARES                                                   2003            2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.17           10.11          12.78          13.86         11.27

Investment Operations:

Investment income (loss)--net(a)                                  .00(b)         (.03)          (.05)          (.07)         (.08)

Net realized and unrealized gain
   (loss) on investments                                         2.18            (.91)         (1.60)          (.10)         2.74

Total from Investment Operations                                 2.18            (.94)         (1.65)          (.17)         2.66

Distributions:

Dividends from investment income--net                            (.09)             --             --             --          (.02)

Dividends from net realized
   gain on investments                                             --              --          (1.02)          (.91)         (.05)

Total Distributions                                              (.09)             --          (1.02)          (.91)         (.07)

Net asset value, end of period                                  11.26            9.17          10.11          12.78         13.86
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             23.99           (9.30)        (14.28)         (1.42)        23.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.75            2.75           2.75           2.75          2.75

Ratio of net investment income
   (loss) to average net assets                                   .01            (.34)         (.45)           (.52)         (.60)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.62            1.49          1.72            1.14          1.27

Portfolio Turnover Rate                                         78.42           65.83         49.65           42.16         41.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           2,512           1,624           809             799           960

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                                              ----------------------------------------------------------------------

CLASS C SHARES                                                   2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.19          10.12          12.79          13.87         11.27

Investment Operations:

Investment (loss)--net(a)                                        (.00)(b)       (.04)          (.05)          (.06)         (.07)

Net realized and unrealized gain
   (loss) on investments                                         2.17           (.89)         (1.60)          (.11)         2.74

Total from Investment Operations                                 2.17           (.93)         (1.65)          (.17)         2.67

Distributions:

Dividends from investment income--net                            (.10)            --             --             --          (.02)

Dividends from net realized
   gain on investments                                             --             --          (1.02)          (.91)         (.05)

Total Distributions                                              (.10)            --          (1.02)          (.91)         (.07)

Net asset value, end of period                                  11.26           9.19          10.12          12.79         13.87
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             23.92          (9.19)        (14.27)         (1.42)        23.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.75           2.75           2.75           2.75          2.75

Ratio of net investment
   (loss) to average net assets                                  (.04)          (.43)          (.44)          (.47)         (.55)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.62           1.54           1.68           1.17          1.31

Portfolio Turnover Rate                                         78.42          65.83          49.65          42.16         41.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,455          1,549            556            677           585

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended October 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                                   2003           2002            2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.55          10.41           13.00          14.01         11.33

Investment Operations:

Investment income--net(a)                                         .09            .08             .07            .07           .08

Net realized and unrealized gain
   (loss) on investments                                         2.32           (.94)          (1.64)          (.10)         2.74

Total from Investment Operations                                 2.41           (.86)          (1.57)          (.03)         2.82

Distributions:

Dividends from investment income--net                            (.16)            --              --           (.07)         (.09)

Dividends from net realized
   gain on investments                                             --             --           (1.02)          (.91)         (.05)

Total Distributions                                              (.16)            --           (1.02)          (.98)         (.14)

Net asset value, end of period                                  11.80           9.55           10.41          13.00         14.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                25.72          (8.26)         (13.36)          (.39)        25.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.75           1.75            1.75           1.75          1.75

Ratio of net investment income
   to average net assets                                          .94            .73             .55            .48           .62

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                       1.62           1.46            1.68           1.16          1.32

Portfolio Turnover Rate                                         78.42          65.83           49.65          42.16         41.73
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             485            442             881          1,147         1,116

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                  The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended October 31,
                                                                --------------------------------------------------------------------

CLASS T SHARES                                                       2003             2002           2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 9.39            10.29           12.91            13.06

Investment Operations:

Investment income (loss)--net(b)                                      .07             (.04)            .00(c)           .05

Net realized and unrealized gain
   (loss) on investments                                             2.45             (.86)          (1.60)            (.20)

Total from Investment Operations                                     2.52             (.90)          (1.60)            (.15)

Distributions:

Dividends from investment income--net                                (.14)              --              --               --

Dividends from net realized
   gain on investments                                                 --               --           (1.02)              --

Total Distributions                                                  (.14)              --           (1.02)              --

Net asset value, end of period                                      11.77             9.39           10.29            12.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                 27.18            (8.75)         (13.70)           (1.15)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.25             2.25            2.25             1.51(e)

Ratio of net investment income
   (loss) to average net assets                                       .61             (.41)            .04              .35(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           2.19             2.96            1.70              .85(e)

Portfolio Turnover Rate                                             78.42            65.83           49.65            42.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 119               21               1                1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier International Opportunities Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund' s investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $85,921, accumulated capital losses $867,594 and unrealized appreciation $1,350,084.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $153,123 of the carryover expires in fiscal 2009, $416,835 expires in fiscal 2010 and $297,636 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $105,918 and $0, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $33,852, decreased accumulated net realized gain (loss) on investments by $31,985 and decreased paid-in capital by $1,867. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2002 through October 31, 2004, that, if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees, commitment fees and extraordinaryexpenses, exceed an annual rate of 1.75% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $151,070 during the period ended October 31, 2003.

During the period ended October 31, 2003, the Distributor retained $2,738 from commissions earned on sales of fund Class A shares and $3,627 and $2,080 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2003, Class B, Class C and Class T shares were charged $15,335, $17,208 and $194, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, Class A, Class B, Class C and Class T shares were charged $11,266, $5,112, $5,736 and $194, respectively, pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $9,931 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2003, amounted to $8,222,014 and $6,923,480, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2003:



                                                        Foreign                                                        Unrealized
Forward Currency                                       Currency                                                      Appreciation
    Exchange Contracts                                  Amounts            Cost ($)           Value ($)         (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

British Pounds,
    expiring 11/3/2003                                   51,874             88,419              87,890                       (529)

Canadian  Dollar,
    expiring 11/4/2003                                   28,000             21,212              21,230                         18

Euro, expiring 11/3/2003                                140,898            165,132             163,047                     (2,085)

Euro, expiring 11/4/2003                                 10,764             12,513              12,456                        (57)

Japanese Yen,
    expiring 11/3/2003                                7,633,235             70,613              69,374                     (1,239)

Malaysian Ringgit,
    expiring 11/3/2003                                   66,926             17,619              17,612                         (7)

New Zealand Dollar,
    expiring 11/3/2003                                   59,255             36,412              36,347                        (65)

South Africa Rand,
    expiring 11/3/2003                                  224,017             32,644              32,496                       (148)

Swiss Francs,
    expiring 11/3/2003                                   15,233             11,514              11,353                       (161)

TOTAL                                                                                                                      (4,273)



At October 31, 2003, the cost of investments for federal income tax purposes was $10,031,102; accordingly, accumulated net unrealized appreciation on investments was $1,343,266, consisting of $1,758,109 gross unrealized appreciation and $414,843 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier International Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Opportunities Fund (one of the funds comprising Dreyfus Premier Value Equity Funds) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Opportunities Fund, at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                         /S/ERNST & YOUNG LLP

New York, New York

December 11, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2003:

  -- the total amount of taxes paid to foreign countries was $30,467

  -- the total amount of income sourced from foreign countries was $102,497

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid, foreign sourced income and qualifying dividends for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Diane Dunst (64)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Huntting House Antiques

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13

                              --------------

Rosalind Gersten Jacobs (78)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                              --------------

Jay I. Meltzer (75)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician, Internist and Specialist in Clinical Hypertension

* Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons

* Adjunct Clinical Professor of Medicine at Cornell Medical College

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 13


Daniel Rose (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Vice Chairman

* Harlem Educational Activities Fund, Inc., Chairman

* Housing Committee of the Real Estate Board of New York, Inc., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Warren B. Rudman (73)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel to (from January 1993 to December 31, 2002, Partner in) the law firm Paul, Weiss, Rifkind, Wharton & Garrison LLP

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Collins & Aikman Corporation, Director

* Allied Waste Corporation, Director

* Chubb Corporation, Director

* Raytheon Company, Director

* Boston Scientific, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                              --------------

Sander Vanocur (75)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.


RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES



                  For More Information

                        DREYFUS PREMIER
                        INTERNATIONAL OPPORTUNITIES FUND

                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC's website at
http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  173AR1003






ITEM 2. CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER VALUE EQUITY FUNDS


By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 19, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 19, 2003


                                EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)